                                                                     EXHIBIT 1.2

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 (this "AMENDMENT"), dated as of June 29, 2001, to that certain purchase agreement, dated as of October 25, 2000 (the "PURCHASE AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Purchase Agreement), among D and W Holdings, Inc. (now known as ATRIUM CORPORATION), a Delaware corporation (the "ISSUER"), and the purchasers named therein (each a "Purchaser" and collectively the "Purchasers").

                                   WITNESSETH:

                  WHEREAS, pursuant to Section 14.04 of the Purchase Agreement, the Issuer and the undersigned Holders hereby agree, subject to the conditions set forth herein, to amend certain provisions of the Purchase Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE -- AMENDMENTS.

                  (A) AMENDMENTS TO ANNEXES. The Annexes to the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                  (i) Addition of Annex B. Adding an "Annex B - Amendment No. 1 and Waiver No. 1 to the Credit Agreement" to the list of Annexes in the Table of Contents and adding an Annex B in the form of Exhibit 1 to this Amendment.

                  (ii) Addition of Annex C. Adding "Annex C - Terms of Permitted Receivables Transaction" to the list of Annexes in the Table of Contents and adding an Annex C in the form of Exhibit 2 to this Amendment.

                  B) AMENDMENT OF EXHIBITS. The Exhibits to the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by deleting Exhibit D and replacing it in its entirety with Exhibit 3 to this Amendment.

                  C) AMENDMENTS TO SECTION 1.01. The definitions set forth in
Section 1.01 of the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                  (i) Addition of New Defined Terms. Adding, in the appropriate alphabetical order, the following definitions:

                  "Account" shall mean any account (as that term is defined in Section 9-106 of the Uniform Commercial Code) of the Issuer or any of its Subsidiaries arising from the sale or lease of goods or rendering of services.

                  "Amendment Date" shall mean the date of effectiveness of Amendment No. 1 to this Agreement.

                  "Permitted Receivables Transaction" shall mean any transaction providing for the sale or financing of Accounts (other than between Qualified Companies); provided, however, that (a) any such transaction shall be consummated on material terms that include terms substantially as described on Annex C, or as Holders of more than 75% of the aggregate principal amount of the Outstanding Notes may otherwise consent, such consent not to be unreasonably withheld and (b) the advance rate thereunder shall not be less than 50% of face value of the Accounts subject thereto and the aggregate purchase commitments thereunder by the parties other than the Issuer or any of its Subsidiaries shall not exceed $50,000,000.

                  "Qualified Company" shall mean the Issuer and each Restricted Subsidiary of the Issuer.

                  "Receivables Co." shall mean any special purpose Wholly-Owned Subsidiary of the Issuer that purchases or otherwise acquires Accounts generated in connection with a Permitted Receivables Transaction.

                  (ii) Amending the Definition of "Credit Agreement." Adding immediately following the date "October 25, 2000" in the definition of Credit Agreement the following:

                  "in the form attached hereto as Annex A and as amended on May 15, 2001 by Amendment No. 1 and Waiver No. 1 to the Credit Agreement attached hereto as Annex B",

                  D) AMENDMENTS TO SECTION 7.08. Section 7.08 of the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by deleting the entire Section 7.08 and replacing it in its entirety with the following:

                  "7.08.  Maximum Total Leverage Ratio."

                           (i) If a Permitted Receivables Transaction by the
Issuer or any Restricted Subsidiary of the Issuer is not in effect (provided, however, that in the event that within 60 days of the date hereof, Section 9.11(a)(i) of the Credit Agreement is not amended to insert the immediately preceding phrase, such phrase shall thereafter read "Prior to the date of the occurrence of a Permitted Receivables Transaction (without implying any obligation that such event occur)"), the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                RATIO
        ------                                                                -----
        Amendment Date - 9/30/01                                              6.50x
        10/01/01-9/30/02                                                      6.00x
        10/01/02-9/30/03                                                      5.50x
        10/01/03-9/30/04                                                      5.00x
        10/01/04-9/30/05                                                      4.75x
        10/01/05 8/30/06                                                      4.50x
        10/01/06 and thereafter                                               4.00x


                           (ii) If a Permitted Receivables Transaction by the
Issuer or any Restricted Subsidiary of the Issuer is in effect (provided, however, that in the event that within 60 days of the date hereof, Section 9.11(a)(ii) of the Credit Agreement is not amended to insert the immediately preceding phrase, such phrase shall thereafter read "After the date of the occurrence of a Permitted Receivables Transaction (if at all)"), the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                RATIO
        ------                                                                -----
        Amendment Date - 9/30/01                                              6.25x
        10/01/01-9/30/02                                                      5.75x
        10/01/02-9/30/03                                                      5.25x
        10/01/03-9/30/04                                                      4.75x
        10/01/04-9/30/05                                                      4.50x
        10/01/05 8/30/06                                                      4.25x
        10/01/06 and thereafter                                               3.75x

                  Capitalized terms in this Section 7.08 have the meanings ascribed to them in the Credit Agreement; provided, that the Indebtedness represented by the Notes and all Preferred Stock (valued at the greater of (x) the aggregate liquidation value thereof or (y) the aggregate mandatory redemptions required to be made with respect thereto) of the Issuer or any of its Subsidiaries shall be included in Total Debt."

                  E) AMENDMENTS TO SECTION 7.09. Section 7.09 of the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by deleting the last paragraph thereof and replacing it in its entirety with the following:

                  "Capitalized terms in this Section 7.09 have the meanings ascribed to them in the Credit Agreement; provided, that interest paid on the Notes in cash only and any mandatory dividend payments with respect to any Preferred Stock of the Issuer or any of its Subsidiaries shall be added to Consolidated Interest Expense."

                  F) AMENDMENTS TO SECTION 12.01. Section 12.01 of the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                  (i) deleting the period in Section 12.01(j) and replacing it with a semi-colon; and the word "or"

                  (ii) deleting the period in Section 12.01(k) and replacing it with a semi-colon and the word "or"; and

                  (iii)    adding immediately after Section 12.01(k) a new
                           Section 12.01(l) which shall read as follows:

                  "(l) Any event or circumstance shall occur which permits or requires the Persons purchasing, or financing the purchase of, Accounts under a Permitted Receivables Transaction (the Indebtedness or obligations under which aggregate $5.0 million or more) entered into by the Issuer or a Restricted Subsidiary of the Issuer to stop so purchasing or financing such Accounts, other than by reason of the occurrence of the stated expiration date of such Permitted Receivables Transaction, the operation of the "clean down" provisions thereof or the voluntary termination thereof by the Issuer or such Restricted Subsidiary; provided that (A) any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Accounts have been given or have expired, as the case may be and (B) such event or circumstance is not cured or waived or otherwise ceases to exist (other than by termination of the relevant Permitted Receivables Transaction) by the 45th day after the later of the occurrence of such event or circumstance or the date of the giving of such notice and the end of such cure period.

                  G) AMENDMENTS TO SECTION 12.02. Section 12.02 of the Purchase Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by deleting the second paragraph thereof and replacing it in its entirety with the following:

                  "Notwithstanding the foregoing, in the event of a declaration of acceleration in respect of the Notes because an Event of Default specified in clause (f) or (l) above shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness or the obligations under a Permitted Receivables Transaction that is the subject of such Event of Default has been discharged or paid or such Event of Default shall have been cured or waived by the holders of such Indebtedness and written notice of such discharge, cure or waiver, as the case may be, shall have been given to the Noteholders by the Issuer or by the requisite holders of such Indebtedness or obligations or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Notes, and no other Event of Default shall have occurred that has not been cured or waived during such 30-day period."

                  SECTION TWO -- CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, the Holders of more than 75% of the aggregate principal amount of Outstanding Notes shall have received counterparts of this Amendment executed by the Issuer and the Holders of more than 75% of the aggregate principal amount of Outstanding Notes. In addition, the effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon (A) the accuracy of the representations and warranties set forth in Section Three hereof, (B) the receipt of the Amendment Fee (as defined below) and (C) receipt by Cahill Gordon & Reindel and Chapman and Cutler by wire transfer of immediately available funds of their reasonable legal fees and disbursements relating to this Amendment and Waiver No. 1, dated as of May 15, 2001, to the Registration Rights and Stockholders Agreement, dated as of October 25, 2000, all to the extent properly invoiced to the Issuer on or prior to the date of this Amendment.

                  SECTION THREE-- REPRESENTATIONS AND WARRANTIES; COVENANTS.

                  (A) Representations and Warranties. In order to induce the Holders to enter into this Amendment, the Issuer represents and warrants to each of the Holders that after giving effect to this Amendment, (1) no Default or Event of Default has occurred and is continuing, and (2) this Amendment has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions.

                  (B) Fee Covenant of Borrower. The Issuer covenants to pay, or cause to be paid, a one-time cash fee (the "AMENDMENT FEE") to each Holder that executes and delivers a signature page to this Amendment not later than the close of business (New York time) on June 29, 2001 in the aggregate amount equal to .25% of the sum of the aggregate principal amount of Outstanding Notes held by each Holder, which fee shall be paid by wire transfer of immediately available funds to the Holders entitled thereto on June 29, 2001.

                  SECTION FOUR -- REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT AND THE NOTES. On and after the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Purchase Agreement, and each reference in the Notes and each of the other Transaction Documents to "the Purchase Agreement," "thereunder," "thereof" or words of similar import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended by this Amendment. The Purchase Agreement is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Holder under any of the Mezzanine Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION FIVE -- COSTS, EXPENSES AND TAXES. The Issuer agrees to pay all reasonable costs and expenses of the Holders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel and Chapman and Cutler) in accordance with the terms of Section 13.01 of the Purchase Agreement. In addition, the Issuer shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION SIX -- EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION SEVEN -- GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

                                       ATRIUM CORPORATION,
                                         as Issuer


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




                    Amendment No. 1 to the Purchase Agreement

                                          GE INVESTMENT PRIVATE PLACEMENT
                                          PARTNERS II, A LIMITED PARTNERSHIP

                                          By: GE ASSET MANAGEMENT
                                              INCORPORATED, its General Partner


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                    Amendment No. 1 to the Purchase Agreement

                                          MERRILL LYNCH CAPITAL CORPORATION

                                          By:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                    Amendment No. 1 to the Purchase Agreement

                                          GATX CAPITAL CORPORATION

                                          By:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                    Amendment No. 1 to the Purchase Agreement

                                          THE LINCOLN NATIONAL LIFE INSURANCE
                                          COMPANY

                                          By: Delaware Lincoln Investment
                                              Advisers, a series of Delaware
                                              Management Business Trust,
                                              successor to Lincoln Investment
                                              Management, Inc. as of January 1,
                                              2001, attorney in fact


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                    Amendment No. 1 to the Purchase Agreement

                                                                       EXHIBIT 1

                                     ANNEX B

                        AMENDMENT NO. 1 AND WAIVER NO. 1


                  AMENDMENT NO. 1 AND WAIVER NO. 1 (this "AMENDMENT AND WAIVER"), dated as of May 15, 2001 to that certain Credit Agreement, dated as of October 2, 1998 and amended and restated as of October 25, 2000 (the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among ATRIUM COMPANIES, INC., a Delaware corporation ("BORROWER"), the Guarantors party thereto, each of the lenders that is a signatory thereto identified under the caption "LENDERS" on the signature pages thereto, or that, pursuant to Section 12.06 (b), shall become a "Lender" thereunder (individually, a "LENDER" and collectively, the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as lead arranger and syndication agent (collectively in such capacities, the "LEAD ARRANGER"); BANK ONE, TEXAS, N.A., as documentation agent (in such capacity, the "DOCUMENTATION AGENT"); and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

                  WHEREAS, pursuant to Section 12.04 of the Credit Agreement, Borrower, each of the Guarantors and each of the undersigned Lenders hereby agree, subject to the conditions set forth herein, to amend and waive certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION EIGHT -- AMENDMENTS.

                  (A) AMENDMENTS TO ANNEXES. The Annexes of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) Addition of an Annex. Adding "Annex C - Terms of Permitted Receivables Transaction" to the list of Annexes in the Table of Contents and adding an Annex C as set forth in Exhibit 1 to this Amendment and Waiver.

                  (B) AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) Addition of New Defined Terms. Adding in the appropriate alphabetical order, the following definitions:

                  ""Account" shall mean any account (as that term is defined in Section 9-106 of the UCC) of any Company arising from the sale or lease of goods or rendering of services."

                  ""First Amendment Date" shall mean May 15, 2001, the date of effectiveness of this Amendment and Waiver."

                  ""Permitted Securitization Fees" shall mean any fees or expenses (other than interest or fees in the nature of interest or discount) paid in connection with any Permitted Receivables Transaction, including without limitation placement fees, attorney's fees, accountant's fees, rating agency fees and other out-of-pocket costs."

                  ""Permitted Receivables Transaction" shall mean any transaction providing for the sale or financing of Accounts (other than between Qualified Companies); provided, however, that (a) any such transaction shall be consummated on material terms substantially as described on Annex C, and such other terms and provisions that in Borrower's good faith judgment are usual and customary for transactions of this type (including without limitation representations, warranties, covenants, indemnities and defaults), or as the Majority Lenders may otherwise consent, such consent not to be unreasonably withheld, and (b) the advance rate thereunder shall not be less than 50% of face value of the Accounts subject thereto and the aggregate purchase commitments thereunder by the parties other than any Company shall not exceed $50,000,000."

                  ""Qualified Company" shall mean Borrower and each Qualified Subsidiary."

                  ""Receivables Co." shall mean any special purpose Wholly Owned Subsidiary of Borrower organized after the First Amendment Date (or such other Person reasonably agreed to by Lead Arranger) that purchases or otherwise acquires Accounts generated by any Company in connection with a Permitted Receivables Transaction."

                  ""Securitization Event" shall mean any date on which Borrower enters into a Permitted Receivables Transaction."

                  (ii) Amending the Definition of "Consolidated EBITDA". Deleting the entire text of clause (iii) of the definition of "Consolidated EBITDA" and replacing it in its entirety with the following:

                  "(iii) the sum of (A) all interest expense to the extent deducted in determining Adjusted Net Income for such period, plus (B) in the event of the consummation of a Permitted Receivables Transaction, an amount equal to the interest (or other fees in the nature of interest or discount accrued and paid or payable in cash) for such period on such Permitted Receivables Transaction, plus (C) other than for purposes of the definition of Excess Cash Flow, Permitted Securitization Fees paid or payable in cash for such period to the extent deducted in determining Adjusted Net Income for such period (without duplication of any such amounts added back pursuant to any other clause of this definition),"

                  (iii) Amending the Definition of "Consolidated Interest Expense". Adding immediately preceding the final period of the definition of "Consolidated Interest Expense" the following:

                  ", plus (C) in the event of the consummation of a Permitted Receivables Transaction, an amount equal to the interest (or other fees in the nature of interest or discount accrued and paid or payable in cash) for such period on such Permitted Receivables Transaction".

                  (iv) Amending the Definition of "Debt Issuance". Adding to the end of the parenthetical of the definition of "Debt Issuance" the following:

                  "except with respect to clause (n) (i) thereof".

                  (v) Amending the Definition of "Excess Cash Flow". (a) Amending the parenthetical in (B)(i) by adding the following immediately after the word "fees":

                  "and, for each Permitted Receivables Transaction, other fees in the nature of interest or discount accrued or payable in cash".

         (b) Deleting immediately preceding clause (B) (vii) of the definition "Excess Cash Flow" the word "and" and adding immediately preceding the final period the following:

                  "(viii) any earnings included in Consolidated EBITDA for such period of a Receivables Co. to the extent the terms of any Permitted Receivables Transaction prohibit the distribution thereof to any Obligor, and (ix) any cash payments in respect of Permitted Securitization Fees during such period except to the extent deducted from Consolidated EBITDA in clause (A)(i) of this definition".

                  (vi) Amending the Definition of "Excluded Dispositions". Deleting the contents of the parenthetical in clause (iii) of the definition of "Excluded Dispositions" and replacing it with the following: "other than clauses (g), (h), (p), (r), (s) and (t) thereof".

                  (vii) Amending the Definition of "Net Available Proceeds". Deleting the entire text of clause (i) of the definition of "Net Available Proceeds" and replacing it in its entirety with the following:

                  "(i) in the case of any Disposition Event, the amount of Net Cash Payments received by any Company in connection with such Disposition Event less deductions for amounts applied to (w) Indebtedness (other than Indebtedness hereunder) secured by Liens permitted hereunder on the assets sold, (x) taxes, (y) costs of sale and (z) in the case of any Permitted Receivables Transaction, any escrowed or pledged cash proceeds so long as they effectively secure, or so long as they are required to be maintained as reserves by the applicable Receivables Co. for, the obligations of any Company under such Permitted Receivables Transaction."

                  Adding immediately prior to the final period of clause (iii) of the definition of "Net Available Proceeds" the following:

                  ", and net of, in the case of any Permitted Receivables Transaction, any escrowed or pledged cash proceeds so long as they effectively secure, or so long as they are required to be maintained as reserves by the applicable Receivables Co. for, the obligations of any Company under such Permitted Receivables Transaction".

                  (viii) Amending the Definition of "Senior Leverage Ratio". Deleting the entire text of the definition of "Senior Leverage Ratio" and replacing it with the following:

                  ""Senior Leverage Ratio" shall mean, for any Test Date, the ratio of (x) the sum of Senior Debt at such Test Date, excluding any debt incurred by any

                  Company in connection with a financing pursuant to any Permitted Receivables Transaction which is outstanding at such Test Date to (y) Consolidated EBITDA for the Measurement Period ended on or immediately prior to such Test Date."

                  (ix) Amending the Definition of "Total Leverage Ratio". Deleting the entire text of the definition of "Total Leverage Ratio" and replacing it with the following:

                  ""Total Leverage Ratio" shall mean, for any Test Date, the ratio of (x) the sum of Total Debt at such Test Date, excluding any debt incurred by any Company in connection with a financing pursuant to any Permitted Receivables Transaction which is outstanding at such Test Date to (y) Consolidated EBITDA for the Measurement Period ended on or immediately prior to such Test Date."

                  (C) AMENDMENTS TO SECTION 2.10. Section 2.10 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting the text of clause (x) of the proviso of the first sentence of Section 2.10(a)(iv) up to the (1) therein, and replacing it with the following;

                  (ii) "the Net Available Proceeds from any Disposition Event permitted by Section 9.06(g), (h), (p) and (t) shall not be required to be applied as provided herein on such date if and to the extent that"

                  (D) AMENDMENT TO SECTION 9.05. Section 9.05 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by adding the following sentence at the end of such Section:

                   "Notwithstanding the foregoing, the Companies may enter into and consummate all transactions and contracts entered into or consummated in connection with a Permitted Receivables Transaction."

                  (E) AMENDMENTS TO SECTION 9.06. Section 9.06 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting immediately proceeding the final semi-colon in
         Section 9.06(p), the word "and";

                  (ii) deleting the period at the end of Section 9.06(q) and replacing it with a semi-colon; and

                  (iii) adding immediately after Section 9.06(q) a new Section 9.06(r), 9.06(s) and 9.06(t):

                  "(r) the sale, transfer or discount of Accounts and related assets pursuant to any Permitted Receivables Transaction; provided, however, that (1) the Net Available Proceeds therefrom shall be applied (without duplication of amounts applied pursuant to Section 9.08 (n)) as specified in Section 2.10(a)(iv) and (2) no Default or Event of Default shall then exist or would arise therefrom;

                  (s) the sale of all or substantially all of the assets of, or all of the Equity Interests in, Door Holdings, Inc. and its Subsidiaries; provided, however, that (1) such sale shall only be effected for consideration of not less than 90% cash or cash equivalents, (2) the Net Available Proceeds therefrom shall be applied as specified in Section 2.10(a)(iv), (3) no Default or Event of Default shall then exist or would arise therefrom and (4) the total consideration received in respect thereof shall be not less than $30,000,000; and

                  (t) the sale-leaseback of the Murrysville Pennsylvania Site; provided, however, that (1) such sale shall only be effected for cash or cash equivalents for at least $2,750,000, (2) such sale must be consummated no later than December 31, 2001, (3) the Net Available Proceeds therefrom shall be applied as specified in Section 2.10(a)(iv) and (4) no Default or Event of Default shall then exist or would arise therefrom."

                  (F) AMENDMENTS TO SECTION 9.07. Section 9.07 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting immediately proceeding the semi-colon in Section 9.07(r), the word "and";

                  (ii) deleting the period at the end of Section 9.07(s) and replacing it with "; and";

                  (iii) adding immediately after Section 9.07(s) a new Section 9.07(t):

                  "(t) Liens on Accounts or related assets of any Receivables Co. created in connection with a Permitted Receivables Transaction.";

                  (iv) deleting the entire text of the last paragraph of Section 9.07, beginning with the words "Except with respect to" and replacing it in its entirety with the following:

                  "Except with respect to (i) specific Property encumbered pursuant to a Lien permitted to be incurred pursuant to this
                  Section 9.07 or (ii) specific Property to be sold pursuant to an executed agreement with respect to a Disposition consummated in accordance with this Agreement, no Company will directly or indirectly enter into any agreement on or after the Original Closing Date prohibiting or restricting in any manner (directly or indirectly and including by way of covenant, representation or warranty or event of default) the creation or assumption of any Lien upon its Property, whether now owned or hereafter acquired, except pursuant to the Credit Documents, the Mezzanine Securities Documents and the Senior Subordinated Notes Indenture and any Permitted Refinancing of any thereof (so long as such Permitted Refinancing is not more restrictive in such regard than the Indebtedness being refinanced) so long as not directly or indirectly restricting the granting of any Lien securing the Obligations, and any agreements in connection with any Permitted Receivables Transaction permitted hereby (in which case, any prohibition or limitation shall only be effective against the Accounts and related cash which are the subject thereof)."

                  (G) AMENDMENTS TO SECTION 9.08. Section 9.08 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting immediately proceeding the semi-colon in Section 9.08(l), the word "and";

                  (ii) deleting the period at the end of Section 9.08(m) and replacing it with a semi-colon; and

                  (iii) adding immediately after Section 9.08(m) a new Section 9.08(n) and 9.08(o):

                  "(n) Indebtedness and Contingent Obligations of any Receivables Co. incurred in connection with a Permitted Receivables Transaction consisting of (i) Indebtedness in an aggregate amount at any time not to exceed $50.0 million and
                  (ii) Indebtedness of any Company to any Receivables Co. in connection with any Permitted Receivables Transaction; provided, however, that in the case of clause (i) of this
                  Section 9.08(n), the Net Available Proceeds therefrom shall be applied as specified in Section 2.10(a)(iii) (without duplication of amounts applied pursuant to Section 9.06(r)); and

                  (o) Guaranty Obligations of any Company in respect of recourse events in connection with any Permitted Receivables Transaction."

                  (H) AMENDMENTS TO SECTION 9.09. Section 9.09 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (a)(i) deleting immediately proceeding the semi-colon in
         Section 9.09(u), the word "and";

                  (ii) deleting the period at the end of Section 9.09(v) and replacing it with a semi-colon; and

                  (iii) adding immediately after Section 9.09(v) new Sections 9.09(w) and (x) as follows:

                  "(w) any Investment which, in the good faith judgment of such Company, is reasonably necessary in connection with, and pursuant to, any Permitted Receivables Transaction; and

                  (x) any securities received in connection with any transaction permitted in Section 9.06(s)."

                  (b) the last paragraph of Section 9.09 shall be amended by deleting the word "and" before (II) and adding the following at the end of the paragraph immediately before the period:

                  "and (III) the creation of any Receivables Co. in connection with a Permitted Receivables Transaction."

                  (I) AMENDMENTS TO SECTION 9.10. Section 9.10 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting immediately proceeding the final semi-colon in
         Section 9.10(d), the word "and";

                  (ii) deleting the period at the end of Section 9.10(e) and replacing it with a semi-colon and adding the word, "and"; and

                  (iii) adding immediately after Section 9.10(e) a new Section 9.10(f)

                  "(f) so long as no Default or Event of Default shall then exist or would arise therefrom, Holdings may exchange Equity Interests of any person other than a Company received pursuant to the Disposition under Section 9.06(s) for any Equity Interests issued by Holdings and owned by former managers of Door Holdings, Inc. and/or its Subsidiaries. For the avoidance of doubt, any transaction pursuant to this Section 9.10(f) shall not count against transactions under Section 9.10(b)(ii)."

                   (J) AMENDMENTS TO SECTION 9.11. Section 9.11 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting the entire Section 9.11(a) thereof and replacing it in its entirety with the following:

                   "(a)    Maximum Total Leverage Ratio.

                           (i) Prior to a Securitization Event (without implying any obligation that such event occur), the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                RATIO
        ------                                                                -----
        First Amendment Date - 9/30/01                                        5.75 x
        10/1/01 - 9/30/02                                                     5.25 x
        10/1/02 - 9/30/03                                                     4.75 x
        10/1/03 and thereafter                                                4.25 x


                           (ii) After a Securitization Event occurs (if at all), the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                RATIO
        ------                                                                -----
        First Amendment Date - 9/30/01                                        5.50 x
        10/1/01 - 9/30/02                                                     5.00 x
        10/1/02 - 9/30/03                                                     4.50 x
        10/1/03 and thereafter                                                4.00 x

                  (ii) deleting the entire Section 9.11(b) thereof and replacing it in its entirety with the following:

                  "(b)     Maximum Senior Leverage Ratio.

                           (i) Prior to a Securitization Event (without implying any obligation that such event occur), the Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                 RATIO
        ------                                                                 -----
        First Amendment Date - 9/30/01                                         3.25 x
        10/1/01 - 9/30/02                                                      3.00 x
        10/1/02 - 9/30/03                                                      2.75 x
        10/1/03 and thereafter                                                 2.50 x


                           (ii) After a Securitization Event occurs (if at all), the Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

        PERIOD                                                                 RATIO
        ------                                                                 -----
        First Amendment Date - 9/30/01                                         3.00 x
        10/1/01 - 9/30/02                                                      2.75 x
        10/1/02 - 9/30/03                                                      2.50 x
        10/1/03 and thereafter                                                 2.25 x

                  (iii) deleting the entire Section 9.11(d) thereof and replacing it in its entirety with the following:

                   "(d)    Minimum Fixed Charge Coverage Ratio.

                           The Fixed Charge Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:

        PERIOD                                                                RATIO
        ------                                                                -----
        First Amendment Date - 9/30/01                                        1.05 x
        10/1/01 - 9/30/02                                                     1.10 x
        10/1/02 - 9/30/03                                                     1.20 x
        10/1/03 and thereafter                                                1.30 x

                  (K) AMENDMENT TO SECTION 9.12. Section 9.12 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by adding the following sentence at the end of the first paragraph of Section 9.12(a):

                   "Notwithstanding the foregoing, the provisions of this
                  paragraph shall not apply to any Receivables Co. or any Equity Interest therein, so long as any Permitted Receivables Transaction with respect thereto is in effect."

                  (L) AMENDMENTS TO SECTION 9.15. Section 9.15 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting immediately proceeding the semi-colon in Section 9.15(h), the word "or";

                  (ii) deleting the period at the end of Section 9.15(i) and replacing it with "; or"; and

                  (iii) adding immediately after Section 9.15(i) a new Section 9.15(j):

                  "(j) any Permitted Receivables Transaction."

                  (M) AMENDMENTS TO SECTION 9.19. Section 9.19 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) deleting the "and" in clause (i) of the second sentence of
         Section 9.19 immediately before "(E) ", replacing it with a "," and

                  (ii) adding immediately after Section 9.19(i)(E) a new Section 9.19(i)(F) as follows:

                  "and (F) any agreement entered into by any Receivables Co., in connection with any Permitted Receivables Transaction."

                  (N) AMENDMENT TO SECTION 9.20. Section 9.20 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by adding the following sentence at the end of such Section:

                   "Notwithstanding the foregoing, the provisions of this
                  Section 9.20 shall not apply to any Receivables Co., so long as any Permitted Receivables Transaction with respect thereto is in effect."

                  (O) AMENDMENTS TO SECTION 10. Section 10 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Three hereof, by:

                  (i) adding immediately proceeding the semi-colon in Section 10(o) the word "or"; and

                  (ii) adding immediately after Section 10(o) a new Section
         10(p):

                  "(p) Any event or circumstance shall occur which permits or requires the persons purchasing, or financing the purchase of, Accounts under a Permitted Receivables Transaction (the Indebtedness or obligations under which aggregates to $3,500,000 or more) to stop so purchasing or financing such Accounts, other than by reason of the occurrence of the stated expiry date of such Permitted Receivables Transaction, the operation of "clean down" provisions thereof or the voluntary termination thereof by any Company; provided that (A) any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Accounts have been given or have expired, as the case may be and (B) such event or circumstance is not cured or waived or otherwise ceases to exist (other than by termination of the relevant Permitted

                  Receivables Transaction) by the 45th day after the later of the occurrence of such event or circumstance or the date of the giving of such notice and the end of such cure period;"

                  SECTION NINE -- WAIVERS.

                  (A) WAIVER OF APPLICATION OF SECTION 2.10(a)(II). Subject to the prior satisfaction of the conditions set forth in Section Three hereof, the Agents and the Lenders waive the application of Section 2.10(a)(ii) to up to $10,000,000 of Net Available Proceeds received from the Investors or their Affiliates on or prior to May 15, 2001; provided, however, that no Default or Event of Default shall then exist or would arise therefrom. For avoidance of doubt such $10,000,000 waiver shall not in any way limit clause (vi) of the second sentence of the definition of Equity Issuance.

                  (B) WAIVER OF APPLICATION OF SECTION 2.10(a)(III). Subject to the prior satisfaction of the conditions set forth in Section Three hereof, the Agents and the Lenders waive the application of Section 2.10(a)(iii) with respect to one-third of the total Net Available Proceeds from any Debt Issuance specified in Section 9.08(n) and 100% of such Net Available Proceeds to the extent they are in the aggregate in excess of $20,000,000; provided, however, that in all cases no Default or Event of Default shall then exist or would arise therefrom. No amount applied under Section 2.10(a)(iii) with respect to a Permitted Receivables Transaction need be applied pursuant to Section 2.10(a)(iv).

                  (C) WAIVER OF APPLICATION OF SECTION 2.10(a)(IV). Subject to the prior satisfaction of the conditions set forth in Section Three hereof, the Agents and the Lenders waive the application of Section 2.10(a)(iv) with respect to one-third of the total Net Available Proceeds from the Dispositions specified in Section 9.06 (r) and (s) and in the case of Section 9.06(r) with respect to 100% of such Net Available Proceeds to the extent they are in the aggregate in excess of $20,000,000; provided, however, that in all cases no Default or Event of Default shall then exist or would arise therefrom. No amount applied under
Section 2.10(a)(iv) with respect to a Permitted Receivables Transaction need be applied pursuant to Section 2.10(a)(iii).

                  SECTION TEN -- CONDITIONS TO EFFECTIVENESS. This Amendment and Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by each Obligor, the Majority Lenders and the Majority Revolving Credit Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver. In addition, the effectiveness of this Amendment and Waiver (other than Sections Six, Seven and Eight hereof) is conditioned upon (A) the accuracy of the representations and warranties set forth in Section Four hereof and (B) receipt by Cahill Gordon & Reindel by wire transfer of immediately available funds of its reasonable legal fees and disbursements relating to this Amendment and Waiver to the extent properly invoiced to Borrower on or prior to the date of this Amendment and Waiver.

                  SECTION ELEVEN-- REPRESENTATIONS AND WARRANTIES; COVENANTS.

                  (A) REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agents to enter into this Amendment and Waiver, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment and Waiver, (x) no Default or Event of Default has occurred and is continuing, and (y) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment and Waiver, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                   (B) FEE COVENANT OF BORROWER. Each Obligor covenants to pay or cause to be paid a one-time cash fee (the "AMENDMENT AND WAIVER FEE") to each Lender that executes and delivers a signature page to this Amendment and Waiver not later than the close of business (New York time) on May 15, 2001 in the aggregate amount equal to 0.15% of the sum of the (i) aggregate amount of Loans then outstanding owing to such Lender, plus the (ii) then effective aggregate amount of the Unutilized Revolving Credit Commitment of such Lender, which fee shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the Lenders entitled thereto.

                  SECTION TWELVE -- REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of similar import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the Waiver herein set forth.

                  SECTION THIRTEEN -- COSTS, EXPENSES AND TAXES. The Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, the Company shall pay or reimburse any and all stamp and other taxes payable or determine to be payable in connection with the execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION FOURTEEN -- EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION FIFTEEN - GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

                                       ATRIUM COMPANIES, INC.,
                                         as Borrower


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                            D AND W HOLDINGS, INC.
                                            ATRIUM DOOR AND WINDOW COMPANY -
                                              WEST COAST
                                            ATRIUM DOOR AND WINDOW COMPANY OF
                                              THE NORTHEAST
                                            ATRIUM DOOR AND WINDOW COMPANY OF
                                              THE NORTHWEST
                                            ATRIUM DOOR AND WINDOW COMPANY OF
                                              NEW YORK
                                            ATRIUM DOOR AND WINDOW COMPANY OF
                                              ARIZONA
                                            ATRIUM DOOR AND WINDOW COMPANY OF
                                              NEW ENGLAND
                                            DOOR HOLDINGS, INC.
                                            R.G. DARBY COMPANY, INC.
                                            TOTAL TRIM, INC.
                                            WING INDUSTRIES HOLDINGS, INC.
                                            WIND INDUSTRIES, INC.
                                            R.G. DARBY COMPANY - SOUTH
                                            TOTAL TRIM, INC. - SOUTH
                                            HEAT, INC.
                                            H.I.G. VINYL, INC.
                                            CHAMPAGNE INDUSTRIES, INC.
                                            THERMAL INDUSTRIES, INC.
                                            BEST BUILT, INC.
                                            VES, INC.,
                                            each as a Guarantor

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            FLEET NATIONAL BANK,
                                              as Administrative Agent, Issuing
                                              Lender and as a Lender


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            MERRILL LYNCH & CO.,
                                              MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED,
                                              as Lead Arranger and Syndication
                                              Agent


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            BANK ONE, TEXAS, N.A.,
                                              as Documentation Agent and as a
                                              Lender


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:


                                            MERRILL LYNCH CAPITAL CORPORATION,
                                              as a Lender


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            [Please white-out and insert full,
                                              legal institution name]
                                              as a Lender



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT 1

                                     ANNEX C

               General Terms of Permitted Receivables Transaction


ORIGINATORS:                   Atrium Companies, Inc. ("Atrium") and/or its'
                               subsidiaries

TRANSFEROR:                    A special purpose, bankruptcy remote entity,
                               Atrium Funding Corp., ("Atrium Funding" and the
                               "SPC") established solely for the purposes
                               outlined in this Discussion Term Sheet. Atrium
                               Funding will (i) satisfy certain criteria
                               acceptable to the Administrative Agent designed
                               to ensure that the assets and liabilities of SPC
                               will not be substantively consolidated with those
                               of the Parent and Originators and (ii) purchase
                               Receivables and related property from the
                               Originators in "true sale" transactions as
                               described below.

SERVICER:                      Atrium will provide its unconditional obligation
                               to act as Servicer to administer the Receivables
                               on the Buyers' behalf until the Receivables have
                               been collected in full. Provisions will be made
                               for revocation of Atrium's role as Servicer upon
                               the occurrence of a servicer default.

SUB-SERVICERS:                 TBD, if necessary.

FACILITY:                      Purchases of undivided ownership interests in a
                               revolving pool of domestic trade receivables
                               ("Receivables") generated by the Originators and
                               transferred to Atrium Funding. The transfer
                               between the Originators and Atrium Funding will
                               be characterized as legal true sales (discount of
                               receivables at fair market value) supported by
                               appropriate legal opinions to that effect.

                               The Originators will sell the Receivables in existence on the closing date and arising on each day thereafter to the SPC pursuant to Purchase and Sale Agreements. The SPC will then transfer
                               Receivables to the Buyers pursuant to a
                               Receivables Purchase Agreement or incur debt secured by the Receivables.

BUYERS: "To be named", a multi-seller asset backed commercial paper conduit administered by "to be named", other multi-seller asset backed commercial paper conduits, collectively the
                               "Purchasers", and/or the respective Liquidity
                               Providers.

MAXIMUM
NET INVESTMENT:                $50,000,000

RPA TERM:                      The term of the underlying RPA will be three
                               years, subject to the availability of the
                               supporting liquidity facility.

OBLIGORS:                      A diversified pool of customers of the
                               Originators.

SURETY PROVIDERS:              MBIA, or other AAA rated mono-line insurance
                               company will provide a 100% wrap on the facility,
                               for the timely payment of interest and the
                               ultimate payment of principal. The Surety
                               Provider will also benefit from the
                               overcollateralization provided by the transferor.

ADMINISTRATIVE
AGENT:                         To be named.

LIQUIDITY PROVIDERS:           A1/P1 rated institutions.

LIQUIDITY TERM:                The liquidity facilities provided by each
                               financial institution will be available on a
                               committed basis for up to 364 days. The liquidity
                               facility can be extended for additional periods
                               not to exceed 364 days from the extension date
                               upon the mutual consent of the Originator,
                               Transferor, Buyers and the Liquidity Providers.

                                                                       EXHIBIT 2

                                     ANNEX C

               General Terms of Permitted Receivables Transaction

ORIGINATORS:                   Atrium Companies, Inc. ("Atrium") and/or its'
                               subsidiaries

TRANSFEROR:                    A special purpose, bankruptcy remote entity,
                               Atrium Funding Corp., ("Atrium Funding" and the
                               "SPC") established solely for the purposes
                               outlined in this Discussion Term Sheet. Atrium
                               Funding will (i) satisfy certain criteria
                               acceptable to the Administrative Agent designed
                               to ensure that the assets and liabilities of SPC
                               will not be substantively consolidated with those
                               of the Parent and Originators and (ii) purchase
                               Receivables and related property from the
                               Originators in "true sale" transactions as
                               described below.

SERVICER:                      Atrium will provide its unconditional obligation
                               to act as Servicer to administer the Receivables
                               on the Buyers' behalf until the Receivables have
                               been collected in full. Provisions will be made
                               for revocation of Atrium's role as Servicer upon
                               the occurrence of a servicer default.

SUB-SERVICERS:                 TBD, if necessary.

FACILITY:                      Purchases of undivided ownership interests in a
                               revolving pool of domestic trade receivables
                               ("Receivables") generated by the Originators and
                               transferred to Atrium Funding. The transfer
                               between the Originators and Atrium Funding will
                               be characterized as legal true sales (discount of
                               receivables at fair market value) supported by
                               appropriate legal opinions to that effect.

                               The Originators will sell the Receivables in existence on the closing date and arising on each day thereafter to the SPC pursuant to Purchase and Sale Agreements. The SPC will then transfer
                               Receivables to the Buyers pursuant to a
                               Receivables Purchase Agreement or incur debt secured by the Receivables.

BUYERS: "To be named", a multi-seller asset backed commercial paper conduit administered by "to be named", other multi-seller asset backed commercial paper conduits, collectively the
                               "Purchasers", and/or the respective Liquidity
                               Providers.

MAXIMUM
NET INVESTMENT:                $50,000,000

RPA TERM:                      The term of the underlying RPA will be three
                               years, subject to the availability of the
                               supporting liquidity facility.

OBLIGORS:                      A diversified pool of customers of the
                               Originators.

SURETY PROVIDERS:              MBIA, or other AAA rated mono-line insurance
                               company will provide a 100% wrap on the facility,
                               for the timely payment of interest and the
                               ultimate payment of principal. The Surety
                               Provider will also benefit from the
                               overcollateralization provided by the transferor.

ADMINISTRATIVE
AGENT:                         To be named.

LIQUIDITY PROVIDERS:           A1/P1 rated institutions.

LIQUIDITY TERM:                The liquidity facilities provided by each
                               financial institution will be available on a
                               committed basis for up to 364 days. The liquidity
                               facility can be extended for additional periods
                               not to exceed 364 days from the extension date
                               upon the mutual consent of the Originator,
                               Transferor, Buyers and the Liquidity Providers.
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